UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of report (Date of earliest event reported) January 31, 2003

PROTON ENERGY SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-31533	06-1461988
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Technology Drive, Wallingford, CT 06492
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (203) 678-2000

Not Applicable
(Former name or former address, if changed since last report.)

Item 5.    Other Events

On January 31, 2003, Proton Energy Systems, Inc., issued a Press Release to announce that the company and Matheson Tri-Gas Inc. have agreed to end their Development, Marketing and Distribution Agreement, dated November 10, 1999.

Item 7.    Financial Statements and Exhibits

(c) Exhibits

1. Press Release dated January 31, 2003.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTON ENERGY SYSTEMS, INC.

By:	/S/ JOHN A. GLIDDEN

	Name:	John A. Glidden
	Title:	Vice President Finance

Date: January 31, 2003